UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2001


                                 EMB CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)






            Hawaii                        1-11883                95-3811580
-------------------------------    ---------------------     -------------------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)




         5075 Warner Avenue. Suite B, Huntington Beach, California 92649
         ---------------------------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (714) 377-2118



                                       n/a
                                  -------------
          (Former name or former address, if changed since last report)

                                  INTRODUCTION
                                  ------------

     Pursuant to Items 7(a) and 7(b) of the Securities and Exchange Commission's (the "Commission") General Instructions for Form 8-K, EMB Corporation ("EMB" or the "Company") hereby amends Items 7(a)(1) and (7)(a)(2) of its Current Report on Form 8-K, filed with the Commission on October 15, 2001 to file the requisite financial information. Included are the unaudited proforma condensed consolidated financial information for the Company reflecting the acquisition of First Guaranty Financial Corporation ("FGFC") on September 30, 2001. The unaudited pro forma condensed consolidated financial information also includes the effects of the acquisition of Saddleback Investment Services, Inc., dba American National Mortgage, ("Saddleback") prior to the close of FGFC on September 30, 2001.

Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.
          ---------------------------------

          a.   Financial Statements.
               ---------------------

               1.   Financial Statement of Business Acquired

                    Filed herewith as a part of this Current Report, as Exhibit
                    99.4 is the audited balance sheet of FGFC as of September 30, 1999, and the related statements of operations, stockholder's equity and cash flows for the years ended September 30, 1999. Filed herewith as a part of this Current Report, as Exhibit 99.5, is (i) the audited balance sheet of FGFC as of September 30, 2000, and the related statements of operations, stockholder's equity and cash flows for the years ended September 30, 2000 and (ii) the unaudited balance sheet of FGFC as of September 30, 2001, and the related statement of operations, stockholder's equity and cash flows for the year ended September 30, 2001, all together with related notes.

               2.   Pro Forma Financial Information

                    Filed herewith as a part of this Current Report, as Exhibit 99.6, are the Company's unaudited pro forma condensed consolidated balance sheet as of September 30, 2001, unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2001, and notes thereto.

          b.   Exhibits.
               ---------

               99.4 Audited Balance Sheet of FGFC as of September 30, 1999 and
                    the related statement of operation, stockholder's equity and cash flows for the year ended September 30, 1999.

               99.5 Audited Balance Sheet of FGFC as of September 30, 2000 and
                    the related statement of operations, stockholder's equity and cash flows for the year ended September 30, 2000, and Unaudited Balance Sheet of FGFC as of September 30, 2001 and the related statement of operations, stockholder's equity and cash flows for the year ended September 30, 2001.

               99.6 The Company's unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 and unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:   December 26, 2001                   EMB CORPORATION



                                            /s/ James E. Shipley
                                            ------------------------------------
                                            James E. Shipley, President